Exhibit 99.1

News Release	Contacts:

For Immediate Release	James J. Hyland, VP Investor Relations
(636) 534-2369
Email: investor.relations@tlcvision.com
BANKRUPTCY COURT APPROVES
PLAN SPONSOR AGREEMENT WITH
CHARLESBANK CAPITAL PARTNERS AND H.I.G. CAPITAL
ST. LOUIS, MO, — February 17, 2010 — TLCVision Corporation, North America’s premier eye care services company, announced today that on February 12, 2010, the United States Bankruptcy Court for the District of Delaware approved an amended plan sponsor agreement backed by affiliates of Charlesbank Capital Partners (“Charlesbank”) and H.I.G. Capital, LLC (“H.I.G.”) regarding a new plan of reorganization that would result in the payment in full of all outstanding amounts owing to the Company’s senior secured lenders under its credit facility. In connection with the amended plan, the Bankruptcy Court also approved a $25 million in debtor-in-possession financing facility to be provided by Charlesbank and H.I.G. that will be used to repay the Company’s current debtor-in-possession financing. The Company intends to seek the Canadian Court’s recognition of the orders issued on February 12, 2010 on or about February 18, 2010.
In addition to the previously announced terms of the plan, including the acquisition by Charlesbank of substantially all the assets of the Company, including 100% of the equity of TLC Vision (USA) Corporation and the Company’s six refractive centers in Canada, and payments to employees and critical vendors in the ordinary course of business, the amended plan with Charlesbank and H.I.G. also provides for consideration in the amount of up to US$9.0 million in cash and a new promissory note of up to US$3.0 million to be paid to the Company’s unsecured creditors. Subsequent to the previously announced Charlesbank transaction, H.I.G. joined as a co-investor with Charlesbank in the acquisition of the Company’s assets under the plan. There is no assurance of any distribution of funds to the shareholders of the Company under the plan and completion of the plan is subject to customary closing conditions, including final confirmation by the Bankruptcy Court and the Canadian Court and regulatory approvals. The Official Committee of Unsecured Creditors of the Company has also expressed its support of the plan with Charlesbank and H.I.G.
For access to Court documents and other general information about the Chapter 11 cases, please visit http://chapter11.epiqsystems.com/tlcvision. In addition, the Company has established a restructuring hotline: 877-879-5075 for U.S. and Canadian callers, 503-597-7713 for international callers.
Forward-Looking Statements
This press release contains certain forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, Section 21E of the U.S. Securities Exchange Act of 1934 and Canadian Provincial Securities Laws, which statements can be identified by the use of forward-looking terminology, such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “predict,” “plans” or “continue” or the negative thereof or other variations thereon or comparable terminology referring to future events or results. We caution that all forward-looking information is inherently uncertain and that actual results may differ materially from the assumptions, estimates or expectations reflected in the forward-looking information. A number of factors could cause actual results to differ materially from those in forward-looking statements, including but not limited to the proposed terms of the restructuring plan; the Company’s ability to complete the restructuring, as proposed or otherwise, and to do so in a timely manner; whether the Bankruptcy Court will approve the restructuring plan; the effects of the restructuring on existing creditors and shareholders; the impact of the restructuring on the Company’s general liquidity; the ability of the Company and its subsidiaries to operate in the ordinary course of business and continue paying vendors, suppliers, employees and other obligations during the restructuring process; the impact of the restructuring on existing and future patient and vendor relationships; economic conditions, the level of competitive intensity for laser vision correction; the market acceptance of laser vision correction; concerns about potential side effects and long-term effects of laser vision correction; the ability to maintain agreements with doctors on satisfactory terms; quarterly fluctuation of operating results that make financial forecasting difficult; the volatility of the market price of our common shares; profitability of investments; successful execution of our direct-to-consumer marketing programs; the ability to open new centers; the reliance on key personnel; medical malpractice claims and the ability to maintain adequate insurance therefor; claims for federal, state and local taxes; compliance with industry regulation; compliance with U.S. and Canadian healthcare regulations; and disputes regarding intellectual property, many of which are beyond our control.
Therefore, should one or more of these risks materialize, or should assumptions underlying the forward-looking statements prove incorrect, actual results may vary significantly from what we currently foresee. Accordingly, we warn investors to exercise caution when considering any such forward-looking information herein and to not place undue reliance on such statements and assumptions. We are under no obligation (and we expressly disclaim any such obligation) to update or alter any forward-looking statements or assumptions whether as a result of new information, future events or otherwise, except as required by law. See the Company’s reports filed with the Canadian Securities Regulators and the U.S. Securities and Exchange Commission from time to time for cautionary statements identifying important factors with respect to such forward looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from results referred to in forward-looking statements. TLCVision assumes no obligation to update the information contained in this press release.
About TLCVision
TLCVision is North America’s premier eye care services company, providing eye doctors with the tools and technologies needed to deliver high-quality patient care. Through its centers’ management, technology access service models, extensive optometric relationships, direct to consumer advertising and managed care contracting strength, TLCVision maintains leading positions in Refractive, Cataract and Eye Care markets. Information about vision correction surgery can be found on the TLC Laser Eye Centers’ website at www.tlcvision.com.
About Charlesbank Capital Partners
Based in Boston and New York, Charlesbank Capital Partners is a middle-market private equity investment firm managing more than $2 billion of capital. Charlesbank focuses on management-led buyouts and growth capital financings, typically investing $50 million to $150 million per transaction in companies with enterprise values of $100 million to $750 million. The firm seeks to partner with strong management teams to build companies with sustainable competitive advantages and excellent prospects for growth. For more information, visit www.charlesbank.com.
About H.I.G. Capital
H.I.G. Capital is a leading global private equity investment firm with more than $7.5 billion of equity capital under management. Based in Miami, and with offices in San Francisco, Atlanta, Boston, and New York in the U.S., as well as affiliate offices in London, Hamburg and Paris in Europe, H.I.G. specializes in providing capital to small- and medium-sized companies with attractive growth potential. H.I.G. invests in management-led buyouts and recapitalizations of profitable and well managed service or manufacturing businesses. H.I.G. also has extensive experience with financial restructurings and operational turnarounds. Since its founding in 1993, H.I.G. has invested in and managed more than 200 companies worldwide. The firm’s current portfolio includes more than 50 companies with combined revenues in excess of $8 billion. For more information, please refer to the H.I.G. website at www.higcapital.com.
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